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                                  EXHIBIT 10.2

               Agreement for Exchange of Confidential Information


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                             DATED: 19th March 2001



                       XO COMMUNICATIONS (UK) LIMITED (1)


                                     - and -


                             Talkpoint.co.uk Ltd (2)


             ------------------------------------------------------

             Agreement for the exchange of Confidential Information

             ------------------------------------------------------


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THIS AGREEMENT is made the 19th day of March 2001,

BETWEEN:

(1) XO Communications (UK) Limited a company in England with Number 3059016 whose registered address is at 113-123 Upper Richmond road, London SW 152TL
("XO");

(2) Talkpoint.co.uk Ltd a company in England with Number 3578325 whose registered address is at 11 Conway Street London W1P 5HD.

RECITALS

(A) XO and Talkpoint.co.uk Ltd are and have been in discussions in which they have disclosed and will disclose confidential information about themselves, their business plans and software and companies with whom they are involved with a view to establishing a design for the XO telecommunications network and other services relating thereto ("Project").

(B) XO and Talkpoint.co.uk Ltd agree that the following terms and conditions apply where one of the parties discloses or has disclosed confidential information to the other party.

(C) The objective is to provide appropriate protection for the information whilst maintaining the parties' ability to conduct their respective businesses.

IT IS AGREED as follows:

1.       Definitions

1.1 In this Agreement the following terms shall have the following meanings:

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
-------------------------------------------------------------------------------
"Confidential Information"          Any information disclosed (whether in
                                    writing, orally or by any other means) by or
                                    on behalf of the Disclosing Party to the
                                    Receiving Party including, without
                                    limitation, any information relating to the
                                    Disclosing Party's products, inventions,
                                    operations, methodologies, systems,
                                    processes, plans or intentions, know-how,
                                    design rights, trade secrets, market
                                    opportunities, or corporate, business or
                                    financial affairs;

-------------------------------------------------------------------------------
"Disclosing Party"                  The party to this Agreement disclosing the
                                    Confidential Information;

--------------------- ---------------------------------------------------------
"Receiving Party"                   The party to this Agreement to whom the
                                    Confidential Information is disclosed.
--------------------- ---------------------------------------------------------


2.       Supply and use of Information


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2.1      In consideration of each party supplying its Confidential
Information to the other party and of the mutual obligations set out in this Agreement, the parties each agree;

         (a) to keep the other party's Confidential Information confidential;

         (b) not to use the other party's Confidential Information except for the purposes of the Project; and

         (c) not to disclose the other party's Confidential Information to any third party and to use reasonable efforts to prevent any such disclosure except as expressly permitted by this Agreement.

3.       Confidentiality

3.1 Each party shall protect the Confidential Information of the other party through the exercise of the precautions set out in this Agreement and no less protection and care than it customarily uses in preserving and safeguarding its own Confidential Information.

3.2 The Receiving Party will keep the Confidential Information in a secure environment, and not copy or use the Confidential Information except as is reasonably necessary in connection with the Project provided always that, subject to the confidentiality restrictions contained in this Agreement.

3.3 Nothing in this Agreement will prevent or restrict the development and use of any ideas, concepts, information or know-how relating to methods or processes of general application including those in the field of information technology and business processes.

3.4 The Receiving Party agrees to advise the Disclosing Party immediately if it is aware or suspects that the security of the Confidential Information has or may be compromised in any way and will cooperate in every reasonable way to assist the Disclosing Party in recovering the Confidential Information or preventing its further disclosure or use.

3.5      This Agreement shall not apply to Confidential Information which:

         (a) is or becomes generally available to the public other than as a result of a breach of an obligation under this Agreement or as a result of the negligent act or omission of the Receiving Party; or

         (b) is acquired from a third party who owes no obligations of confidence in respect of the information; or

         (c) is or has been independently developed by the Receiving Party; or

         (d) the Receiving Party is required to disclose by law, by any court of competent jurisdiction or by a governmental or regulatory authority provided that the Receiving Party gives


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not less than 2 business days' notice in writing to the Disclosing Party of such disclosure. In any event any obligation of confidence will end after a period of 5 years after the Receiving Party last had access to the Confidential Information.

4.       Disclosure

4.1 The Receiving Party shall not reproduce, copy, disclose, disseminate and/or transfer to any third party in whose or in part any Confidential Information of the Disclosing Party except in the following circumstances:

         (a) with the prior written consent of the Disclosing Party; or

         (b) on a need-to-know basis to its employees or agents or the employees of any associated company or firm, or in relation to any claim or possible claim in connection with this Agreement, to its professional advisers, subject in each case to the provisions of clause 4.2 below.

4.2 The Receiving Party will ensure that any person to which it discloses Confidential Information of the Disclosing Party pursuant to clause
4.1 (a) above is:

         (a) advised of the proprietary and confidential nature of the Confidential information, together with the restrictions on duplication, use and disclosure; and

         (b) contractually bound by appropriate obligations of confidence, before access to such Confidential Information is granted.

5.       No License

         No license (express or implied, by estoppel or otherwise) under any trade secret right, trade mark, patent, copyright or other intellectual property right or any application for the same which is or may hereafter be owned by or licensed to the Disclosing Party is granted to the Receiving Party in relation to the confidential Information except as expressly set out in this Agreement.

6.       Warranty and Liability

         6.1 Each party warrants to the other party that it has the right to disclose its Confidential information to the other party.

         6.2 Subject to clause 6.1 above and to the extent permissible by law, neither party accepts any responsibility for or makes any representations or warranties (express or implied, statutory or otherwise) with respect to the accuracy or completeness of any of the Confidential Information and neither party shall be liable to the other or any third party for any loss or damages resulting from use of the Confidential Information.

7.       Return of Documentation


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         Each party undertakes within 7 days of receipt of a written request from the other party to return to the other party all documents and other materials in its possession, custody or control (including all copies of the same) that bear or incorporate any part of the other party's Confidential Information.

8.       Unauthorized Disclosure

         The parties acknowledge that monetary damages may not be sufficient remedy in respect of unauthorized disclosure of the Confidential Information and the Disclosing Party shall in those circumstances, without waiving its other rights and remedies, be entitled to such injunctive or equitable relief as may be deemed proper by a competent court.

9.       General

         9.1 Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

         9.2 No delay by either party in enforcing any of the terms or conditions of this Agreement will affect or restrict the other party's rights and powers arising under this Agreement.

         9.3 No waiver of any term or condition of this Agreement will be effective unless made in writing. Any amendments to this Agreement will not be effective unless agreed in writing and signed by both parties.

         9.4 The provisions of this Agreement which expressly or by Implication are intended to survive its termination or expiry will survive and continue to bind both parties.

         9.5 This Agreement forms the entire agreement between the parties relating to the subject matter. It replaces and supersedes any previous proposals, correspondence, understandings or other communications whether written or oral. The parties' obligations under this Agreement shall survive termination of any agreement or relationship between the parties.

         9.6 If any provision of this Agreement is determined to be invalid or unenforceable, in whose or in part, the remaining provisions will continue in full force and effect as if this Agreement had been executed without the invalid provision.

         9.7 This Agreement is governed by and will be construed in accordance with the laws of England and in the event of dispute the parties will attempt to resolve the dispute in good faith by senior level negotiations. Where both parties agree that it may be beneficial the parties will seek to resolve the dispute through mediation using the services of the Centre for Dispute Resolution to facilitate the mediation process. If the dispute is not resolved through negotiation or mediation both parties agree that the English Courts will have exclusive jurisdiction in connection with the resolution of the dispute.


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SIGNED by
For and on behalf of
XO Communications (UK) Limited

/s/ MEHDI ERFAN
------------------------
Signature

MEHDI ERFAN
------------------------
Name

21 MARCH 2001
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Date



SIGNED by
For and on behalf of
Talkpoint.co.uk Ltd

/s/ STEPHEN NORTH
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Signature

STEPHEN NORTH
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Name

19-03-01
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Date